UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of stockholders of Triumph Group, Inc. (the “Company”) was virtually held via live audio webcast on July 21, 2021, beginning at 9:00 a.m. Eastern Time. The total number of shares represented at the Annual Meeting or by valid proxy was 54,245,325 of the 64,220,262 shares of common stock outstanding and entitled to vote at the Annual Meeting, constituting a quorum.

The following matters were voted on at the Annual Meeting:

1.

Election of Directors. The following nominees were elected as directors of the Company for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified. The stockholder votes were as follows:

	Number of Votes
Candidate	For	Against	Abstain	Broker Non-Votes
Paul Bourgon	47,982,312	1,136,195	5,273	5,121,545
Daniel J. Crowley	47,831,671	1,287,028	5,081	5,121,545
Ralph E. Eberhart	48,155,546	962,863	5,371	5,121,545
Daniel P. Garton	48,028,909	1,089,454	5,417	5,121,545
Barbara W. Humpton	47,971,303	1,142,493	9,984	5,121,545
William L. Mansfield	48,135,786	982,654	5,340	5,121,545
Colleen C. Repplier	48,044,246	1,074,538	4,996	5,121,545
Larry O. Spencer	47,740,172	1,376,494	7,114	5,121,545

2.	Say on Pay. The stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers for fiscal year 2021. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
46,395,315	2,510,742	217,723	5,121,545

3.

Ratification of Selection of Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
53,608,299	594,462	42,564	None

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2021	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Senior Vice President, General Counsel and Secretary